SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                                   J. W. MAYS
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:*

        ------------------------------------------------------------------------

     4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------


[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)  Amount Previously Paid:

         -------------------------------------------------------

     2)  Form, Schedule or Registration Statement No.:

         -------------------------------------------------------

     3)  Filing Party:

         -------------------------------------------------------

     4)  Date Filed:

         -------------------------------------------------------

                                J. W. MAYS, INC.

                                   ----------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD NOVEMBER 23, 1999

                                   ----------

                                                                October 21, 1999

To the Shareholders:

     You are cordially invited to attend the Annual Meeting of Shareholders of
J. W. Mays, Inc. (the "Company") on Tuesday, November 23, 1999 at 10:00 A.M., New York time, at the offices of the Company, 9 Bond Street, Brooklyn, New York, for the following purposes:

       1.  To fix the number of directors to be elected at seven.

       2. To elect seven directors to serve until the next Annual Meeting of Shareholders and until their respective successors are duly elected and qualified;

       3. To ratify the appointment of D'Arcangelo & Co., LLP, independent auditors, as the Company's auditors for the fiscal year ending July 31, 2000; and

       4. To transact such other business as may be properly brought before the annual meeting and any adjournments thereof.

The Board of Directors has fixed the close of business October 14, 1999 as the record date for the determination of shareholders entitled to notice of and to vote at the 1999 Annual Meeting of Shareholders or any adjournments or postponements thereof.

    IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE ANNUAL MEETING, REGARDLESS OF THE NUMBER YOU MAY HOLD. PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED FORM OF PROXY AND RETURN IT PROMPTLY IN THE SELF-ADDRESSED ENVELOPE ENCLOSED WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING. THIS WILL NOT PREVENT YOU FROM VOTING YOUR SHARES IN PERSON IF YOU ARE PRESENT.


                                          By order of the Board of Directors,


                                          /s/ SALVATORE CAPPUZZO
                                          --------------------------------------
                                              Salvatore Cappuzzo
                                              Secretary

                                J. W. MAYS, INC.
                                  9 BOND STREET
                              BROOKLYN, N. Y. 11201

                                   ----------

                                 PROXY STATEMENT

                                   ----------

THE PROXY AND THE SOLICITATION

    This Proxy Statement and accompanying form of proxy are first being sent to shareholders commencing on or about October 22, 1999. The enclosed form of proxy is solicited by the Board of Directors of the Company for use at the 1999 Annual Meeting of Shareholders to be held November 23, 1999 (including any adjournments). You may revoke your proxy and claim your right to vote up to and including the meeting by written notice given to the Secretary of the Company. Proxies in the accompanying form which are properly executed by shareholders, duly returned to the Company or its agent, and not revoked, will be voted in the manner specified thereon.

OUTSTANDING VOTING STOCK

    Each of the 2,135,780 outstanding shares of common stock, par value $1 per share (the only class of voting security), of the Company (net of 42,517 shares held as treasury stock, which shares cannot be voted) held of record on October 14, 1999 is entitled to one vote on each of the matters to be acted upon at the meeting or any adjournment thereof.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     Reference is made to the information under the caption "Information Concerning Nominees for Election as Directors" for a statement of the direct beneficial ownership of the Company's shares of common stock by its director nominees. The address for each of such nominees and persons hereinafter mentioned is c/o J. W. Mays, Inc., 9 Bond Street, Brooklyn, New York 11201. The information below is given as of September 24, 1999.

    To the best of the Company's knowledge, the following persons were the beneficial owners or were part of a group which was the beneficial owner of more than 5% of the outstanding common stock of the Company, as of September 24, 1999:



                                                   Amount and Nature
                                                     of Beneficial
                                                     Ownership in       Percent
Name of Beneficial Owner                           J. W. Mays, Inc.     of Class
------------------------                           ----------------     --------
Weinstein Enterprises, Inc. ......................       (1)              (1)
 Rockridge Farm
 Route 52
 Carmel, New York 10512


Subsidiaries of Weinstein Enterprises, Inc.:

Gailoyd Enterprises Corp. ........................     626,120(1)        29.31%
 Rockridge Farm
 Route 52
 Carmel, New York 10512

Celwyn Company, Inc. .............................     240,211(1)        11.25%
 Rockridge Farm
 Route 52
 Carmel, New York 10512
                                                       -------           -----
    Total ........................................     866,331           40.56%
                                                       =======           =====

(Footnotes on page 2)

                                                     Through
                                                    Weinstein                                Percent
 Name Of Beneficial Owner                          Enterprises     Direct         Total     of Class
 ------------------------                          -----------     ------      ----------   --------
Sylvia W. Shulman(2) ...........................    253,979.37      1,082      255,061.37     11.94%
Max L. Shulman(3) ..............................          --       34,883       34,883.00      1.63%
Lloyd J. Shulman(4) ............................    128,198.94     44,250      172,448.94      8.07%
Lloyd J. Shulman Trust(4) ......................     21,712.42        --        21,712.42      1.02%
Gail S. Koster(5) ..............................     80,731.22      9,285       90,016.22      4.21%
Gail S. Koster Trust(5) ........................      7,237.48        --         7,237.48       .34%
Florence Felmus Trust(5) .......................     57,899.79        --        57,899.79      2.71%
Florence Felmus Trust(6) .......................    231,887.90        --       231,887.90     10.86%
Madeleine Orloff(6) ............................     42,341.94        --        42,341.94      1.98%
Linda Jessogne(6) ..............................     42,341.94        --        42,341.94      1.98%
J. Weinstein Foundation, Inc.(7) ...............          --      140,568      140,568.00      6.58%
                                                    ----------    -------    ------------     -----
    Total ......................................    866,331.00    230,068    1,096,399.00     51.33%
                                                    ==========    =======    ============     =====

------------

(1) Weinstein Enterprises, Inc., a Delaware corporation, is the beneficial owner of 866,331 shares (40.56%) of the outstanding common stock of the Company through its two wholly-owned subsidiaries: (i) Gailoyd Enterprises Corp., a Delaware corporation ("Gailoyd"), which directly owns 626,120 shares (29.31%) of the outstanding common stock of the Company and (ii) Celwyn Company, Inc., a Delaware corporation ("Celwyn"), which directly owns 240,211 shares (11.25%) of the outstanding common stock of the Company.

(2) Sylvia W. Shulman directly owns 1,082 shares of the outstanding common stock of the Company. She also beneficially owns 253,979.37 shares of the outstanding common stock of the Company through her beneficial ownership of 1,759 shares (29.32%) of Weinstein Enterprises, Inc., which includes 1,606 shares (26.77%) held by Sylvia W. Shulman and Lloyd J. Shulman as trustees for the benefit of Sylvia W. Shulman, for a total of 255,061.37 shares (11.94%). Does not include 21,840 shares owned as tenant in common with her husband, Max L. Shulman. See footnote (3) below.

(3) Max L. Shulman directly owns 34,883 shares (1.63%) of the outstanding common stock of the Company of which 21,840 shares are owned as tenant in common with his wife, Sylvia W. Shulman. Seefootnotes (4), (5) and (6) below wherein Mr. Shulman acts as a trustee for certain other Trusts.

(4) Lloyd J. Shulman directly owns 44,250 shares of the outstanding common stock of the Company. He also beneficially owns 128,198.94 shares of the outstanding common stock of the Company through his beneficial ownership of
    887.875 shares (14.80%) of Weinstein Enterprises, Inc. and, pursuant to the will of the late Celia Weinstein, the Lloyd J. Shulman Trust owns 21,712.42 shares (1.02%) of the outstanding common stock of the Company through the beneficial ownership of 150.375 shares (2.51%) of Weinstein Enterprises, Inc., for a total of 194,161.36 shares (9.09%). Max L. Shulman, Sylvia W. Shulman and Lloyd J. Shulman are trustees of the Lloyd J. Shulman Trust.

(Footnotes continued)

(5) The Shulman family beneficially owns 639,259.22 shares (29.93%) of the outstanding common stock of the Company both directly and through Weinstein Enterprises, Inc. This total includes the 80,731.22 shares (3.78%) of the outstanding common stock of the Company beneficially owned by Gail S. Koster (daughter of Max L. and Sylvia W. Shulman) through ownership of shares of Wein-stein Enterprises, Inc., 7,237.48 shares (.34%) of the outstanding common stock of the Company beneficially owned by the Gail S. Koster Trust, through Weinstein Enterprises, Inc., of which Max L. Shulman and Max L. Shulman, Sylvia W. Shulman and Lloyd J. Shulman are trustee(s), respectively, and 9,285 shares (.43%) owned directly by Gail S. Koster. Also the total includes 57,899.79 shares (2.71%) of the outstanding common stock of the Company owned by a Trust for Florence Felmus (daughter of the late Joe Weinstein, founder of the Company, and Celia Weinstein, and a sister of Sylvia W. Shulman) through the ownership of 401 shares (6.68%) of Weinstein Enterprises, Inc., pursuant to the will of the late Celia Weinstein. Max L. Shulman, Sylvia W. Shulman and Lloyd J. Shulman are trustees of this Florence Felmus Trust and are the beneficial owners thereof.

(6) Another Trust for Florence Felmus owns 231,887.90 shares (10.86%) of the outstanding common stock of the Company through the beneficial ownership of 1,606 shares (26.77%) of Weinstein Enterprises, Inc.

    This table includes the shares of outstanding common stock of the Company beneficially owned by Madeleine Orloff and Linda Jessogne (daughters of Florence Felmus), who may be considered part of the Florence Felmus family. Madeleine Orloff and Linda Jessogne each beneficially own 42,341.94 shares (1.98%) of the outstanding common stock of the Company through their individual beneficial ownership of 293.25 shares (4.89%) of Weinstein Enterprises, Inc.

(7) J. Weinstein Foundation, Inc. directly owns 140,568 shares (6.58%) of the outstanding common stock of the Company. The Shulmans, as officers and directors of J. Weinstein Foundation, Inc., share voting power as to these shares and consequently, may be deemed to be the beneficial owners thereof, although the table set forth above does not include such shares as beneficially owned by such persons.

    To the best of the Company's knowledge, the directors and executive officers of the Companyconsidered as a group beneficially owned the following amount of outstanding common stock of the Company as of September 24, 1999:

                                             Amount And Nature of
                                            Beneficial Ownership in     Percent
                                               J. W. Mays, Inc.         of Class
                                            -----------------------     --------
All directors and executive officers
  of the Company considered as a
  group (9 persons) .....................        599,838.73*             28.09%

----------

* This total includes 449,222.73 shares (21.03%) derived from the Shulmans' beneficial holdings, excluding those of Gail S. Koster and the Gail S. Koster Trust, and also includes 140,568 shares (6.58%) of the outstanding common stock of the Company owned directly by J. Weinstein Foundation, Inc. together with 10,048 shares (.47%) owned by other officers and directors. Moreover, the directors who are also directors of Weinstein Enterprises, Inc. may, because of their power to vote a majority of the shares in Weinstein Enterprises, Inc., be considered to be the beneficial owners of the 866,331 shares (40.56%) of the outstanding common stock of the Company held by Weinstein Enterprises, Inc.

PRINCIPAL NON-AFFILIATED HOLDERS OF COMMON STOCK

    To the best of the Company's knowledge, the following "persons" were the beneficial owners or were part of a group which was the beneficial owner of more than 5% of the Company's outstanding common stock, other than those set forth above, as of September 24, 1999:

                                               Amount and Nature of
                                              Beneficial Ownership in    Percent
                                                 J. W. Mays, Inc.       of Class
                                              -----------------------   --------
Estate of Sol Goldman ......................        271,200(1)           12.70%
  c/o Simpson Thacher & Bartlett
  425 Lexington Avenue
  New York, New York 10017

Lillian Goldman Marital Trust ..............         91,400(2)            4.28%

Lillian Goldman ............................         91,400(3)            4.28%
  640 Fifth Avenue
  New York, New York 10019

(1)The number of shares shown above has been obtained from Amendment No. 7 to
   Schedule 13D, the most recent amendment which was dated July 10, 1997, relating to events occurring on June 20, 1997, as filed with the Securities and Exchange Commission on behalf of each of Jane H. Goldman, Allan H. Goldman and Louisa Little as Co-Executors of the Estate of Sol Goldman. The number of shares was verified by letter on September 30, 1999.

(2)The number of shares shown above has been obtained from Amendment No. 5 to
   Schedule 13D, the most recent amendment which was dated September, 1995, relating to events occurring on December 20 and 22, 1993, as filed with the Securities and Exchange Commission on behalf of each of Jane H. Goldman, Allan H. Goldman and Louisa Little as Co-Trustees of the Lillian Goldman Marital Trust. The number of shares was verified by letter on September 30, 1999.

(3)The number of shares shown above has been obtained from Amendment No. 5 to
   Schedule 13D, the most recent amendment which was dated September, 1995, relating to events occurring on December 20 and 22, 1993, as filed with the Securities and Exchange Commission on behalf of Lillian Goldman. The number of shares was verified by letter on September 30, 1999.

                                               Amount and Nature of
                                              Beneficial Ownership in    Percent
                                                 J. W. Mays, Inc.       of Class
                                              -----------------------   --------
R.B. Haave Associates, Inc. ...............         155,500(4)           7.28%
  36 Grove Street
  New Canaan, CT 06840

(4)The number of shares shown above has been obtained from Amendment No. 2 dated January 27, 1998 to Schedule 13G, as filed with the Securities and Exchange Commission. The number of shares was verified by letter dated September 20, 1999.

PROPOSAL TO FIX THE NUMBER OF DIRECTORS AT SEVEN

     Directors are to be elected to serve until the next Annual Meeting of Shareholders and until the election and qualification of their respective successors. The By-Laws provide that, prior to the election of directors at each Annual Meeting of Shareholders, the number of directors to be elected at such meeting for the ensuing year shall be fixed by the shareholders by a majority vote of the shares represented at the meeting in person or by proxy within the limits fixed by the Certificate of Incorporation which provides for a minimum of three and a maximum of eleven. The Board of Directors recommends the election of seven directors and, except as discussed below, all proxies received pursuant to this solicitation will be voted for that number of directors. The affirmative vote of a majority of the shares represented in person or by proxy is required to fix the number of directors at seven.

INFORMATION CONCERNING NOMINEES FOR ELECTION AS DIRECTORS

     It is intended that proxies received pursuant to this solicitation will be voted for the election of the following nominees, unless for any reason any such nominee shall not be available for election, in which event the proxies will be voted in favor of the remainder of those nominated, and may be voted for substitute nominees in place of those who are not candidates or to reduce (but not below three) the number of directors to be elected. Each of the nominees has consented to serve as a director, if elected, and it is contemplated that all of the nominees will be available for election as directors.

     The following information is given as of September 24, 1999 with respect to each nominee for election as a director. Such information has been furnished by the nominees. Dean L. Ryder was nominated to be a director on October 21, 1999. The table shows their respective ages in parentheses, the positions and offices held with the Company, the period served as a director, their business experience during the past five years, including their principal occupations and employment during that period, their direct beneficial ownership and percentage of the Company's outstanding shares owned [excluding shares which may be deemed to be beneficially owned as set forth under the caption "Security Ownership of Certain Beneficial Owners and Management" (pages 1 to 3)], and other directorships in public companies. Sylvia W. Shulman is the mother of Lloyd J. Shulman.

                                                                           Shares Directly Owned
                                                                            Beneficially as of
                                                                            September 25, 1998
                   Name, Age,                                             -----------------------
              Business Experience,                      First Elected                    Percent
               and Directorships                          Director        Number         of Class
              --------------------                      -------------     ------         --------
Lance D. Myers                     (48)               August, 1997           --             --
  Partner in the law firm of Cullen and Dykman
  since January 1986.

Dean L. Ryder                      (53)                    --                --             --
   President, Putnam County National Bank.

Jack Schwartz                      (77)               November, 1987        100            .005%
  Private Consultant; from January 1986 to
  September 1989, Consultant, The Brooklyn Union
  Gas Company.


(Continued on next page)

                                                                           Shares Directly Owned
                                                                            Beneficially as of
                                                                            September 25, 1998
                   Name, Age,                                             -----------------------
              Business Experience,                      First Elected                    Percent
               and Directorships                          Director        Number         of Class
              --------------------                      -------------     ------         --------
Lloyd J. Shulman+                  (57)               November, 1977     44,250(1)        2.07%
  Chairman of the Board and President, Chief
  Executive Officer and Chief Operating Officer,
  J. W. Mays, Inc.; from June 1995 to November
  1996, Co-Chairman of the Board and President,
  Chief Executive Officer and Chief Operating
  Officer; from November 1978 to June 1995,
  President and Chief Operating Officer, and prior
  to November 1978, Senior Vice President, J. W.
  Mays, Inc.; Trustee of the J.W. Mays, Inc.
  Retirement Plan and Trust.

Sylvia W. Shulman                  (81)               February, 1965      1,082(1)(2)      .05%
  Retired; Prior to January 1989, Fashion Director
  and Merchandiser of Boutique Shops,
  J. W. Mays, Inc.

Lewis D. Siegel                    (68)               November, 1986         --             --
  First Vice President--Investments Salomon Smith
  Barney since August 1989; from 1973 to August
  1989, Vice President, Thomson McKinnon
  Securities Inc.; Trustee of the J.W. Mays, Inc.
  Retirement Plan and Trust.

Alex Slobodin+                     (84)               November, 1963      8,725(4)         .41%
  Executive Vice President and Treasurer, J. W.
  Mays, Inc.; Trustee of the J.W. Mays, Inc.
  Retirement Plan and Trust.


 +   Member of Executive Committee.

(1) Reference is made to the caption "Security Ownership of Certain Beneficial Owners and Management" (pages 1 to 3) for information relating to beneficial ownership of holders owning more than 5% of the outstanding stock of the Company.

(2) Does not include 21,840 shares owned as tenant in common with her husband, Max L. Shulman.

(3)  2,000 of these shares are owned jointly with his wife.

MEETINGS AND COMMITTEES OF THE BOARD

     The Board of Directors of the Company holds regular quarterly meetings to review significant developments affecting the Company and to act on matters requiring Board approval. During fiscal 1999, the Board held four regular meetings.

     Executive Committee--This Committee may exercise all the powers of the Board when it is not in session, except as otherwise provided in a resolution or By-Law. This Committee did not meet during fiscal 1999.

     Audit Committee--This Committee during fiscal 1999 consisted of the following non-employee members of the Board: Messrs. Frank J. Angell (Chairman), Lance D. Myers, Jack Schwartz and Lewis D. Siegel.

     The Audit Committee, which met two times during fiscal 1999, is responsible for such matters as recommending to the Board of Directors a firm of independent auditors to be retained for the ensuing year by the Company and its subsidiaries, reviewing the scope and results of annual audits, reviewing the auditors' recommendations to management and the response of management to such recommendations, the internal audit reports, and the adequacy of financial and accounting control mechanisms employed by the Company. The Committee also reviews and approves any non-audit related services rendered to the Company and its subsidiaries by the independent auditors including their fees. The Committee is prepared to meet at any time upon request of the independent auditors to review any special situation arising in relation to any of the foregoing subjects.

     Investment Advisory Committee--This Committee during fiscal 1999 consisted of the entire Board of which Lloyd J. Shulman is the Chairman. The Committee meets as necessary on the call of the Chairman. The Committee met four times during fiscal 1999. The Committee reviews and makes recommendations concerning the investment choices available with safety of principal, high yields and liquidity as the prime objectives.

     Executive Compensation Committee--This Committee, during fiscal 1999, consisted of Lloyd J. Shulman (Chairman), Frank J. Angell, Lance D. Myers, Jack Schwartz and Lewis D. Siegel, four of whom are non-employee directors. The Committee recommends to the Board the establishment and modification of executive compensation plans and programs. It considers and recommends to the Board remuneration arrangements for the Chief Executive Officer, as well as the compensation for the other executive officers. The Committee met one time during fiscal 1999.

     Each director attended 100% of the aggregate meetings of the Board and the Committees (if a member thereof) held during fiscal 1999.

     The Board of Directors does not have a standing Nominating Committee.

EXECUTIVE COMPENSATION

     The following table sets forth the total compensation accrued by the Company with respect to the three most recent fiscal years for the most highly compensated executive officers:

                                                                Annual Compensation
                                                       ---------------------------------------
           Name And                                                               Other
      Principal Position                               Year       Salary    Compensation(1)(2)
      ------------------                               ----      --------   ------------------
Lloyd J. Shulman ..................................    1999      $151,676       $27,498(3)
  Chairman of the Board and President, Chief           1998       120,330        21,180(3)
  Executive Officer and Chief Operating Officer        1997       120,330        15,318(3)

Alex Slobodin .....................................    1999       151,378        27,436(3)
  Executive Vice President and Treasurer               1998       130,139        23,211(3)
                                                       1997       121,984        15,578(3)

Ward N. Lyke, Jr. .................................    1999       112,426        19,373(3)
  Vice President--Management Information               1998       102,544        17,499(3)
  Services                                             1997        90,378        10,615(3)


(1) Each non-employee director receives an annual retainer of $2,100 plus $525 for each Board meeting and $525 for each Committee meeting attended, except that if the Investment Advisory Committee and the Executive Compensation Committee meetings are held on the same day as the meeting of the Board of Directors, then the attendance fee for each such meeting will be $105. The Company does not pay its non-employee director or its two employee directors for serving as trustees of theCompany's Retirement Plan and Trust.

(2) Excludes certain personal benefits aggregating less than $25,000 for any member of the group.

(3) The Company's Retirement Plan, as modified, which became effective August 1, 1991, is a Money Purchase Retirement Plan. Contributions to the Plan are required to be made from time to time by the Company. Each of the named executive officers has a 100% vested interest in the amount listed. All directors who are not executive officers do not participate in the Plan.

REPORT ON EXECUTIVE COMPENSATION

     The executive compensation program of the Company is administered by the Executive Compensation Committee. The Committee has the responsibility for recommendations to the Board with respect to all compensation to officers and directors of the Company. The Committee also oversees the Company's Retirement Plan and Trust and the Company's medical plans.

BASE SALARY

     Salary levels for the Company's executive officers are established principally on the basis of the executive's position. In each case, consideration is given both to the personal factors such as the individual's record and the responsibility associated with his position, and the prevailing conditions in the geographic area where the executive's services are performed.

     The Committee recognized the changing real estate market but believes executive officers' base salaries, approved by the Board, are at or below competitive base salary levels.

     The Committee in determining future base salary increases will consider the Company's performance under the then existing conditions and the then competitive conditions in the labor market.

     The Company has no incentive compensation program.

RETIREMENT PLAN

     The Board of Directors adopted The J.W. Mays, Inc. Retirement Plan and Trust ("Plan") effective August 1, 1991. The Board of Directors believes that the Plan will strengthen the ability of the Company to attract and retain employees (exclusive of those employees covered by a collective bargaining agreement) and increase such individuals' incentive to contribute to the Company's future success.

     On August 25, 1993, the Board of Directors approved a modification of the Plan, retroactive to August 1, 1993, by increasing the Company's contribution to the Plan from an amount equal to 5% of each participant's compensation to 10% and from 5% to 5.7% of each participant's compensation in excess of the contribution and benefit base in effect under Section 230 of the Social Security Act foreach year. The Plan was further modified during the 1998 fiscal year, by the approval of the Board of Directors, by increasing the Company's contribution to the Plan from an amount equal to 10% of each participant's compensation to 15%. The 5.7% additional contribution did not change.

            Executive Compensation Committee:

                  Lloyd J. Shulman, Chairman
                  Frank J. Angell
                  Lance D. Myers
                  Jack Schwartz
                  Lewis D. Siegel

EXECUTIVE COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     Lloyd J. Shulman, a member of the Board of the Company and also a member of the Executive Compensation Committee serves as an officer and director of Weinstein Enterprises, Inc., the beneficial owner of 40.56% of the outstanding common stock of the Company through its two wholly-owned subsidiaries: (i) Gailoyd Enterprises Corp. which directly owns 29.31% of the outstanding common stock of the Company and (ii) Celwyn Company, Inc. which directly owns 11.25% of the outstanding common stock of the Company. Lloyd Shulman also serves as an officer and director of Gailoyd Enterprises Corp. and of Celwyn Company, Inc.

PERFORMANCE GRAPH

                 COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN
             J. W. MAYS, INC., STANDARD & POOR'S 500 AND PEER GROUP
                (FIVE-YEAR PERFORMANCE RESULTS THROUGH 07/31/99)

     The following graph sets forth a five year comparison of cumulative total shareholder return for the Company, the Standard & Poor's 500 Stock Index ("S&P 500"), and Peer Group. The graph assumes the investment of $100 at the close of trading July 31, 1994 in the common stock of the Company, the S&P 500 and Peer Group, and the reinvestment of all dividends, although the Company did not pay a dividend during this five year period.

                   1994       1995        1996       1997       1998       1999
                 -------    -------     -------    -------    -------    -------
MAYS ..........  $100.00    $105.26     $119.30    $129.82    $189.47    $111.40
S&P 500 .......  $100.00    $126.18     $147.12    $224.11    $266.65    $320.66
Peer Group ....  $100.00    $110.01     $130.60    $164.11    $184.90    $161.15

                                                        Source: Value Line, Inc.

     The Performance Graph shall not be deemed incorporated by reference by any general statement of incorporation by reference in any filing made under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, and shall not otherwise be deemed filed under such Acts.

INDEPENDENT AUDITORS

     Subject to ratification by the shareholders, the Board of Directors of the Company, on recommendation of the Audit Committee, has selected D'Arcangelo & Co., LLP, independent auditors, to examine the financial statements of the Company and its subsidiaries for the fiscal year ending July 31, 2000. This firm first became the independent auditors of the Company and its subsidiaries for the fiscal year ended July 31, 1996. D'Arcangelo & Co., LLP, has no direct or indirect financial interest in the Company.

     If the selection of D'Arcangelo & Co., LLP is not ratified by the shareholders, or if after ratification that firm for any reason becomes unable or ineligible to serve, the selection of other independent auditors will be considered by the Audit Committee and the Board. A representative of the auditing firm is expected to be present at the annual meeting with the opportunity to make a statement, if he so desires, and will be available to respond to appropriate questions.

CERTAIN TRANSACTIONS

     During fiscal 1999, the Company paid Weinstein Enterprises, Inc. ("Enterprises")* total rentals of $160,800 for leases on which two of the Company's real estate properties are located and interest of $64,880 on a mortgage held by Enterprises on the Jowein building, Brooklyn, New York. In the opinion of the Company, the rentals and interest paid to Enterprises are no more favorable than would be payable for comparable property and mortgage, respectively, in arms-length transactions with non-affiliated parties.

     The Company had leased from Celwyn Company, Inc. ("Celwyn")* one of the stores which it closed in connection with the reorganization proceedings, at an annual minimum rental of $180,000. The Company, by agreement with Celwyn, modified and assigned the lease to a third party. The agreement with Celwyn provides for the equal division between the Company and Celwyn of the rental received by Celwyn in excess of the annual minimum rental of $180,000. In the opinion of the Company, the rental paid to Celwyn was also no more favorable than would have been payable for comparable property in arms-length transactions with non-affiliated parties. During the past fiscal year the Company recorded the sum of $410,874 as its share of the excess rental from Celwyn.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     Lance D. Myers, Esq. is a director of the Company and a partner in the law firm of Cullen and Dykman, Special Counsel, that rendered legal services to the Company. Such services are expected to continue to be provided to the Company in the future.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and directors, and any persons who own more than 10% of the Company's stock, to file reports of ownership and changes in ownership of J. W. Mays, Inc. stock with the Securities and Exchange Commission. The Company believes that during the fiscal year ended July 31, 1999, all Section 16(a) filing requirements applicable to its executive officers, directors and greater than ten percent beneficial owners were complied with.

----------

* Reference is made to the caption "Security Ownership of Certain Beneficial Owners and Management" (pages 1 to 3) for information concerning the ownership interests which certain nominees, of which one is an officer, have in Enterprises and Celwyn.

BACKGROUND

     The Company discontinued the retail department store segment of its operations on January 3, 1989. The Company has continued its real estate operation, including but not limited to the sale/purchase and/or lease of properties, as conducted prior to the discontinuance of its retail department store segment.

OTHER INFORMATION

     The Board of Directors is not aware, at the date hereof, of any other matter to be presented which is a proper subject for action by the shareholders at the meeting. If any other matter comes before the meeting, it is intended that the persons named in the accompanying form of proxy will vote thereon in their discretion.

METHOD AND COST OF SOLICITATION OF PROXIES

     The Company will pay the cost of soliciting proxies. In addition to solicitation by mail, employees of the Company may request the return of proxies personally, by telephone or other electronic means if proxies are not received promptly and may request brokerage houses and custodians, nominees and fiduciaries to forward soliciting material to their principals and the Company will reimburse them, on request, for their reasonable out-of-pocket expenses.

DEADLINE FOR SHAREHOLDER PROPOSALS FOR THE YEAR 2000 ANNUAL MEETING OF SHAREHOLDERS

     Proposals of shareholders intended to be presented at the Year 2000 Annual Meeting of Shareholders must be received at the Company's executive offices for inclusion in its Proxy Statement and form of proxy relating to that meeting no later than the close of business June 24, 2000.

ANNUAL REPORT

     The Company's Annual Report to Shareholders for the fiscal year ended July 31, 1999, which is not a part of this Proxy Statement and is not proxy soliciting material, accompanies this Proxy Statement.



                                           By order of the Board of Directors,


                                          /s/ SALVATORE CAPPUZZO
                                          --------------------------------------
                                              Salvatore Cappuzzo
                                              Secretary

Dated: Brooklyn, New York
       October 21, 1999

                                J. W. MAYS, INC.

              PROXY--SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints LLOYD J. SHULMAN, ALEX SLOBODIN and WARD N. LYKE, JR. and each of them, attorneys and Proxies, with full power of substitution in each, for and on behalf of the undersigned, to vote at the Annual Meeting of Shareholders of J. W. MAYS, Inc. to be held November 23, 1999 (including any adjournments thereof) the number of shares of common stock that the undersigned is entitled to vote and with all powers the undersigned would possess if personally present, as specified with respect to the matters described in the accompanying Proxy Statement dated October 21, 1999 and upon such other matters as may properly come before such meeting.

     1. Proposal to fix the number of directors to be elected at seven.

                 FOR [ ]      AGAINST [ ]      ABSTAIN [ ]

    2. FOR [ ] or WITHHOLD [ ] authority to vote for the election of ALL of the following nominees for directors:

         LANCE D. MYERS, DEAN L. RYDER, JACK SCHWARTZ, LLOYD J. SHULMAN,
              SYLVIA W. SHULMAN, LEWIS D. SIEGEL, and ALEX SLOBODIN

    (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE,
                 WRITE THAT NOMINEE'S NAME ON THE LINE BELOW.)

     ______________________________________________________________________

     3. Ratify the appointment of D'Arcangelo & Co., LLP, as independent auditors.

                 FOR [ ]      AGAINST [ ]      ABSTAIN [ ]


                                      (Please date and sign on the reverse side)

    4. In their discretion, the Proxies are authorized to vote upon such other matters as may properly come before the Meeting or any adjournment thereof.

    A majority (or, if only one, then that one) of the Proxies or their substitutes who shall be present and act at the Meeting may exercise all powers hereby conferred.

    THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED, BUT WHERE NO DIRECTION IS INDICATED, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED FOR ITEMS 1, 2 AND 3. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEMS 1, 2 AND 3.


DATED ________________________, 1999


                                        ________________________________________
                                              SIGNATURE OF SHAREHOLDER


                                        ________________________________________
                                              SIGNATURE OF SHAREHOLDER

                                        NOTE: PLEASE SIGN EXACTLY AS YOUR NAME
                                        APPEARS ON THIS PROXY. IF STOCK IS OWNED
                                        JOINTLY, EACH JOINT OWNER SHOULD SIGN.
                                        WHEN SIGNING AS ATTORNEY, EXECUTOR,
                                        ADMINISTRATOR, TRUSTEE OR GUARDIAN,
                                        PLEASE GIVE YOUR FULL TITLE AS SUCH.
                                        PROXIES EXECUTED BY A CORPORATION SHOULD
                                        BE SIGNED WITH THE FULL CORPORATE NAME
                                        BY THE PRESIDENT OR OTHER AUTHORIZED
                                        OFFICER. IF A PARTNERSHIP, PLEASE SIGN
                                        IN PARTNERSHIP NAME BY AUTHORIZED
                                        PERSON.

                                          PLEASE MARK, DATE, SIGN AND RETURN
                                          THIS PROXY CARD USING THE ENCLOSED
                                                POSTAGE PAID ENVELOPE.